UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  August 10, 2021

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrants	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NextEra Energy, Inc.	Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
	4.872% Corporate Units	NEE.PRO	New York Stock Exchange
	5.279% Corporate Units	NEE.PRP	New York Stock Exchange
	6.219% Corporate Units	NEE.PRQ	New York Stock Exchange

Florida Power & Light Company	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On August 10, 2021, Florida Power & Light Company (FPL) and four of the intervenors in FPL's base rate proceeding (the State of Florida Office of Public Counsel, the Florida Retail Federation, the Florida Industrial Power Users Group and the Southern Alliance for Clean Energy) (such intervenors, collectively, the participating intervenors) filed with the Florida Public Service Commission (FPSC) a joint motion requesting that the FPSC approve a stipulation and settlement signed by those parties (proposed 2021 rate agreement) that would resolve all matters in FPL's pending base rate proceeding.

Key elements of the proposed 2021 rate agreement, which would be effective from January 2022 through at least December 2025, include the following:

•New retail base rates and charges would be established for the combined utility system (including the former Gulf Power Company service area) resulting in the following increases in annualized retail base revenues:
◦$692 million beginning January 1, 2022, and
◦$560 million beginning January 1, 2023.
•In addition, FPL will receive, subject to conditions specified in the proposed 2021 rate agreement, base rate increases associated with the addition of up to 894 megawatts (MW) annually of new solar generation (through a Solar Base Rate Adjustment (SoBRA) mechanism) in each of 2024 and 2025, and can carry forward any unused megawatts in 2024 to 2025. FPL has agreed to an installed cost cap of $1,250 per kilowatt and will be required to demonstrate that these proposed solar facilities are cost effective.
•FPL's authorized regulatory return on common equity (regulatory ROE) would be 10.60%, with a range of 9.70% to 11.70%. If FPL's earned regulatory ROE were to fall below 9.70%, FPL could seek retail base rate relief. If the earned regulatory ROE were to rise above 11.70%, any party with standing could seek a review of FPL's retail base rates. If the average 30-year U.S. Treasury rate has increased 50 basis points or more over a consecutive six-month period as compared to the rate as of the date the proposed 2021 rate agreement was filed with the FPSC, the authorized regulatory ROE would increase to 10.80% with a range of 9.80% to 11.80%. If triggered, the increase in the authorized regulatory ROE would not result in an incremental general base rate increase, but would apply for all other regulatory purposes, including the SoBRA mechanism.
•Subject to certain conditions, FPL could amortize, over the term of the proposed 2021 rate agreement, up to $1.45 billion of depreciation reserve surplus, provided that in any year of the proposed 2021 rate agreement FPL would amortize at least enough reserve amount to maintain its minimum authorized regulatory ROE and also would not amortize any reserve amount that would result in an earned regulatory ROE in excess of its maximum authorized regulatory ROE. FPL is limited to the amortization of $200 million of depreciation reserve surplus during the first year of the proposed 2021 rate agreement.
•FPL will be authorized to expand SolarTogether™, a voluntary community solar program that gives FPL electric customers an opportunity to participate directly in the expansion of solar energy and receive credits on their related monthly customer bill, by constructing an additional 1,788 MW of solar generation from 2022 through 2025, such that the total capacity of SolarTogether™ would be 3,278 MW.
•Future storm restoration costs would continue to be recoverable on an interim basis beginning 60 days from the filing of a cost recovery petition, but capped at an amount that produces a surcharge of no more than $4 for every 1,000 kilowatt-hour of usage on residential bills during the first 12 months of cost recovery. Any additional costs would be eligible for recovery in subsequent years. If storm restoration costs were to exceed $800 million in any given calendar year, FPL could request an increase to the $4 surcharge.
•If federal or state permanent corporate income tax changes become effective during the term of the proposed 2021 rate agreement, FPL will be able to prospectively adjust base rates after a review by the FPSC.

The proposed 2021 rate agreement will not become effective unless approved by the FPSC. In the August 10, 2021 filing, FPL and the participating intervenors requested that the FPSC rule on the proposed 2021 rate agreement such that new rates can be implemented by January 1, 2022.

The foregoing summary is qualified in its entirety by the provisions of the proposed 2021 rate agreement, a copy of which (excluding exhibits) is filed as Exhibit 99 to this Current Report on Form 8-K, and incorporated herein by reference.

Cautionary Statements and Risk Factors That May Affect Future Results

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (NextEra Energy) and FPL regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's and FPL's control. Forward-looking statements include, among others, statements concerning the effects of the proposed 2021 rate agreement. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and FPL and their business and financial condition are subject to risks and uncertainties that could cause their actual results to differ materially from those expressed or implied in the forward-looking statements, or may require them to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, the following: effects of extensive regulation of NextEra Energy's and FPL's business operations; inability of NextEra Energy and FPL to recover in a timely manner any significant amount of costs, a return on certain assets or a reasonable return on invested capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory and economic factors on regulatory decisions important to NextEra Energy and FPL; disallowance of cost recovery by FPL based on a finding of imprudent use of derivative instruments; effect of any reductions or modifications to, or elimination of, governmental incentives or policies that support utility scale renewable energy projects of NextEra Energy Resources, LLC and its affiliated entities (NextEra Energy Resources) or the imposition of additional tax laws, policies or assessments on renewable energy; impact of new or revised laws, regulations, interpretations or ballot or regulatory initiatives on NextEra Energy and FPL; capital expenditures, increased operating costs and various liabilities attributable to environmental laws, regulations and other standards applicable to NextEra Energy and FPL; effects on NextEra Energy and FPL of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra Energy and FPL to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of their operations and businesses; effect on NextEra Energy and FPL of changes in tax laws, guidance or policies as well as in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy and FPL of adverse results of litigation; effect on NextEra Energy and FPL of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy and FPL resulting from risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements; risks involved in the operation and maintenance of electric generation, transmission and distribution facilities, gas infrastructure facilities, retail gas distribution system in Florida and other facilities; effect on NextEra Energy and FPL of a lack of growth or slower growth in the number of customers or in customer usage; impact on NextEra Energy and FPL of severe weather and other weather conditions; threats of terrorism and catastrophic events that could result from terrorism, cyberattacks or other attempts to disrupt NextEra Energy's and FPL's business or the businesses of third parties; inability to obtain adequate insurance coverage for protection of NextEra Energy and FPL against significant losses and risk that insurance coverage does not provide protection against all significant losses; a prolonged period of low gas and oil prices could impact NextEra Energy Resources’ gas infrastructure business and cause NextEra Energy Resources to delay or cancel certain gas infrastructure projects and could result in certain projects becoming impaired; risk to NextEra Energy Resources of increased operating costs resulting from unfavorable supply costs necessary to provide NextEra Energy Resources' full energy and capacity requirement services; inability or failure by NextEra Energy Resources to manage properly or hedge effectively the commodity risk within its portfolio; effect of reductions in the liquidity of energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's and FPL's risk management tools associated with their hedging and trading procedures to protect against significant losses, including the effect of unforeseen price variances from historical behavior; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas by NextEra Energy, including FPL; exposure of NextEra Energy and FPL to credit and performance risk from customers, hedging counterparties and vendors; failure of NextEra Energy or FPL counterparties to perform under derivative contracts or of requirement for NextEra Energy or FPL to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's or FPL's information technology systems; risks to NextEra Energy and FPL's retail businesses from compromise of sensitive customer data; losses from volatility in the market values of derivative instruments and limited liquidity in over-the-counter markets; impact of negative publicity; inability of FPL to maintain, negotiate or renegotiate acceptable franchise agreements with municipalities and counties in Florida; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions, including the effect of increased competition for acquisitions; environmental, health and financial risks associated with NextEra Energy Resources’ and FPL's ownership and operation of nuclear generation facilities; liability of NextEra Energy and FPL for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures and/or reduced revenues at nuclear generation facilities of NextEra Energy or FPL resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NextEra Energy Resources' or FPL's owned nuclear generation units through the end of their respective operating licenses; effect of disruptions, uncertainty or volatility in the credit and capital markets or actions by third parties in connection with project-specific or other financing arrangements on NextEra Energy's and FPL's ability to fund their liquidity and capital needs and meet their growth objectives; inability of NextEra Energy, FPL and NextEra Energy Capital Holdings, Inc. to maintain their current credit ratings; impairment of NextEra Energy's and FPL's liquidity from inability of credit providers to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of NextEra Energy's and FPL's nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's investments; effect of inability of NextEra Energy subsidiaries to pay upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; the fact that the amount and timing of dividends payable on NextEra Energy's common stock, as well as the dividend policy approved by NextEra Energy's board of directors from time to time, and changes to that policy, are within the sole discretion of NextEra Energy's board of directors and, if declared and paid, dividends may be in amounts that are less than might be expected by shareholders; NextEra Energy Partners, LP's inability to access sources of capital on commercially reasonable terms could have an effect on its ability to consummate future acquisitions and on the value of NextEra Energy’s limited partner interest in NextEra Energy Operating Partners, LP; effects of disruptions, uncertainty or volatility in the credit and capital markets on the market price of NextEra Energy's common stock; and the ultimate severity and duration of public health crises, epidemics and pandemics, including the coronavirus pandemic and its effects on NextEra Energy’s or FPL’s businesses. NextEra Energy and FPL discuss these and other risks and uncertainties in their annual report on Form 10-K for the year ended December 31, 2020 and other Securities and Exchange Commission (SEC) filings, and this Form 8-K should be read in conjunction with such SEC filings. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NextEra Energy and FPL undertake no obligation to update any forward-looking statements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description	NextEra Energy, Inc.	Florida Power & Light Company
99	Stipulation and Settlement Agreement dated August 9, 2021	x	x
101	Interactive data files for this Form 8-K formatted in Inline XBRL	x	x
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)	x	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed by the undersigned thereunto duly authorized.

Date:  August 10, 2021

NEXTERA ENERGY, INC.
(Registrant)

JAMES M. MAY
James M. May Vice President, Controller and Chief Accounting Officer

FLORIDA POWER & LIGHT COMPANY
(Registrant)

KEITH FERGUSON
Keith Ferguson Controller

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